Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2010 and 2009

	2nd Quarter
(in thousands, except per share data)	2010	2009	Change
Operating Revenues
Oil and gas operations	$234,586	$198,537	$36,049
Natural gas distribution	99,139	107,683	(8,544)

Total operating revenues	333,725	306,220	27,505

Operating Expenses
Cost of gas	43,234	50,837	(7,603)
Operations and maintenance	109,945	88,500	21,445
Depreciation, depletion and amortization	62,476	56,407	6,069
Taxes, other than income taxes	18,256	15,168	3,088
Accretion expense	1,521	1,163	358

Total operating expenses	235,432	212,075	23,357

Operating Income	98,293	94,145	4,148

Other Income (Expense)
Interest expense	(9,844)	(9,788)	(56)
Other income	385	2,817	(2,432)
Other expense	(1,346)	(170)	(1,176)

Total other expense	(10,805)	(7,141)	(3,664)

Income Before Income Taxes	87,488	87,004	484
Income tax expense	31,945	32,003	(58)

Net Income	$55,543	$55,001	$542

Diluted Earnings Per Average Common Share	$0.77	$0.76	$0.01

Basic Earnings Per Average Common Share	$0.77	$0.77	$0.00

Diluted Avg. Common Shares Outstanding	72,089	71,904	185

Basic Avg. Common Shares Outstanding	71,844	71,644	200

Dividends Per Common Share	$0.13	$0.125	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2010 and 2009

	Year-to-date
(in thousands, except per share data)	2010	2009	Change
Operating Revenues
Oil and gas operations	$472,200	$387,657	$84,543
Natural gas distribution	436,439	402,669	33,770

Total operating revenues	908,639	790,326	118,313

Operating Expenses
Cost of gas	240,390	202,906	37,484
Operations and maintenance	201,647	176,887	24,760
Depreciation, depletion and amortization	124,211	110,985	13,226
Taxes, other than income taxes	48,893	41,628	7,265
Accretion expense	3,007	2,299	708

Total operating expenses	618,148	534,705	83,443

Operating Income	290,491	255,621	34,870

Other Income (Expense)
Interest expense	(19,804)	(19,569)	(235)
Other income	723	1,522	(799)
Other expense	(870)	(360)	(510)

Total other expense	(19,951)	(18,407)	(1,544)

Income Before Income Taxes	270,540	237,214	33,326
Income tax expense	98,287	86,631	11,656

Net Income	$172,253	$150,583	$21,670

Diluted Earnings Per Average Common Share	$2.39	$2.09	$0.30

Basic Earnings Per Average Common Share	$2.40	$2.10	$0.30

Diluted Avg. Common Shares Outstanding	72,069	71,888	181

Basic Avg. Common Shares Outstanding	71,830	71,642	188

Dividends Per Common Share	$0.26	$0.25	$0.01

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending June 30, 2010 and 2009

	Trailing 12 Months
(in thousands, except per share data)	2010	2009	Change
Operating Revenues
Oil and gas operations	$907,089	$845,114	$61,975
Natural gas distribution	651,644	651,210	434

Total operating revenues	1,558,733	1,496,324	62,409

Operating Expenses
Cost of gas	343,538	337,422	6,116
Operations and maintenance	405,385	351,668	53,717
Depreciation, depletion and amortization	248,310	212,868	35,442
Taxes, other than income taxes	85,594	84,460	1,134
Accretion expense	5,643	4,489	1,154

Total operating expenses	1,088,470	990,907	97,563

Operating Income	470,263	505,417	(35,154)

Other Income (Expense)
Interest expense	(39,612)	(40,168)	556
Other income	3,781	2,675	1,106
Other expense	(810)	(6,326)	5,516

Total other expense	(36,641)	(43,819)	7,178

Income Before Income Taxes	433,622	461,598	(27,976)
Income tax expense	155,627	172,666	(17,039)

Net Income	$277,995	$288,932	$(10,937)

Diluted Earnings Per Average Common Share	$3.86	$4.02	$(0.16)

Basic Earnings Per Average Common Share	$3.87	$4.03	$(0.16)

Diluted Avg. Common Shares Outstanding	71,971	71,961	10

Basic Avg. Common Shares Outstanding	71,770	71,641	129

Dividends Per Common Share	$0.51	$0.49	$0.02

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2010 and 2009

	2nd Quarter
(in thousands, except sales price data)	2010	2009	Change
Oil and Gas Operations
Operating revenues
Natural gas	$120,588	$112,822	$7,766
Oil	98,523	66,620	31,903
Natural gas liquids	14,611	16,194	(1,583)
Other	864	2,901	(2,037)

Total	$234,586	$198,537	$36,049

Production volumes
Natural gas (MMcf)	17,633	18,001	(368)
Oil (MBbl)	1,258	1,113	145
Natural gas liquids (MMgal)	19.0	18.4	0.6
Total production volumes (MMcfe)	27,897	27,314	583
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.84	$6.27	$0.57
Oil (barrel)	$78.34	$59.85	$18.49
Natural gas liquids (gallon)	$0.77	$0.88	$(0.11)
Other data
Lease operating expense (LOE)
LOE and other	$44,721	$43,371	$1,350
Production taxes	10,646	7,269	3,377

Total	$55,367	$50,640	$4,727

Depreciation, depletion and amortization	$50,586	$43,753	$6,833
General and administrative expense	$12,979	$11,428	$1,551
Capital expenditures	$72,352	$241,213	$(168,861)
Exploration expenditures	$18,677	$104	$18,573
Operating income	$95,456	$91,449	$4,007

Natural Gas Distribution
Operating revenues
Residential	$59,676	$64,764	$(5,088)
Commercial and industrial	26,190	29,918	(3,728)
Transportation	11,683	12,209	(526)
Other	1,590	792	798

Total	$99,139	$107,683	$(8,544)

Gas delivery volumes (MMcf)
Residential	3,310	3,095	215
Commercial and industrial	1,853	1,810	43
Transportation	10,523	8,302	2,221

Total	15,686	13,207	2,479

Other data
Depreciation and amortization	$11,890	$12,654	$(764)
Capital expenditures	$21,167	$19,864	$1,303
Operating income	$3,138	$3,242	$(104)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2010 and 2009

	Year-to-date
(in thousands, except sales price data)	2010	2009	Change
Oil and Gas Operations
Operating revenues
Natural gas	$246,015	$228,457	$17,558
Oil	192,498	124,362	68,136
Natural gas liquids	31,147	30,716	431
Other	2,540	4,122	(1,582)

Total	$472,200	$387,657	$84,543

Production volumes
Natural gas (MMcf)	35,045	35,651	(606)
Oil (MBbl)	2,444	2,203	241
Natural gas liquids (MMgal)	37.8	35.9	1.9
Total production volumes (MMcfe)	55,106	54,006	1,100
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.02	$6.41	$0.61
Oil (barrel)	$78.77	$56.44	$22.33
Natural gas liquids (gallon)	$0.82	$0.85	$(0.03)
Other data
Lease operating expense (LOE)
LOE and other	$88,560	$89,243	$(683)
Production taxes	20,587	15,110	5,477

Total	$109,147	$104,353	$4,794

Depreciation, depletion and amortization	$99,282	$85,716	$13,566
General and administrative expense	$28,162	$22,440	$5,722
Capital expenditures	$110,915	$315,828	$(204,913)
Exploration expenditures	$19,861	$254	$19,607
Operating income	$212,741	$172,595	$40,146

Natural Gas Distribution
Operating revenues
Residential	$301,082	$269,292	$31,790
Commercial and industrial	110,480	105,294	5,186
Transportation	29,516	27,225	2,291
Other	(4,639)	858	(5,497)

Total	$436,439	$402,669	$33,770

Gas delivery volumes (MMcf)
Residential	18,272	14,286	3,986
Commercial and industrial	7,580	6,378	1,202
Transportation	23,205	19,271	3,934

Total	49,057	39,935	9,122

Other data
Depreciation and amortization	$24,929	$25,269	$(340)
Capital expenditures	$37,527	$35,974	$1,553
Operating income	$78,393	$84,081	$(5,688)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending June 30, 2010 and 2009

	Trailing 12 Months
(in thousands, except sales price data)	2010	2009	Change
Oil and Gas Operations
Operating revenues
Natural gas	$477,928	$498,570	$(20,642)
Oil	352,886	278,243	74,643
Natural gas liquids	67,685	61,421	6,264
Other	8,590	6,880	1,710

Total	$907,089	$845,114	$61,975

Production volumes
Natural gas (MMcf)	71,731	70,401	1,330
Oil (MBbl)	4,930	4,367	563
Natural gas liquids (MMgal)	77.1	71.8	5.3
Total production volumes (MMcfe)	112,324	106,855	5,469
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.66	$7.08	$(0.42)
Oil (barrel)	$71.57	$63.71	$7.86
Natural gas liquids (gallon)	$0.88	$0.86	$0.02
Other data
Lease operating expense (LOE)
LOE and other	$181,094	$178,633	$2,461
Production taxes	41,129	39,533	1,596

Total	$222,223	$218,166	$4,057

Depreciation, depletion and amortization	$197,655	$162,864	$34,791
General and administrative expense	$57,936	$38,753	$19,183
Capital expenditures	$222,485	$592,489	$(370,004)
Exploration expenditures	$29,841	$6,241	$23,600
Operating income	$393,791	$414,601	$(20,810)

Natural Gas Distribution
Operating revenues
Residential	$431,550	$414,286	$17,264
Commercial and industrial	167,327	174,130	(6,803)
Transportation	56,603	51,332	5,271
Other	(3,836)	11,462	(15,298)

Total	$651,644	$651,210	$434

Gas delivery volumes (MMcf)
Residential	24,907	21,176	3,731
Commercial and industrial	11,135	10,353	782
Transportation	44,838	40,499	4,339

Total	80,880	72,028	8,852

Other data
Depreciation and amortization	$50,655	$50,004	$651
Capital expenditures	$79,362	$70,298	$9,064
Operating income	$78,296	$93,021	$(14,725)